UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
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iSUN, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)
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iSun, Inc.
400 Avenue D, Suite 10
Williston, VT 05495
Dear Stockholder:
You are cordially invited to attend a Special Meeting of the Stockholders (the “Meeting”) of iSun, Inc., a Delaware corporation (the “Company”). Due to the ongoing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees and stockholders, the Special Meeting of Stockholders will be a completely “virtual meeting.” The Meeting will be held exclusively online via live audio-only webcast on Friday, December 17, 2021 at 2:00 p.m. (Eastern Time). The Company will be holding the Special Meeting as a virtual meeting via live audio-only webcast.
There will not be a physical meeting location. The Meeting can be accessed by visiting https://www.virtualshareholdermeeting.com/ISUN2021SM, where you will be able to attend the Meeting live, have an opportunity to submit questions, and vote online. We encourage you to allow ample time for online check-in which begins at 1:45 P.M. Eastern Time. Please note that you will not be able to attend the Meeting in person.
The principal business of the Meeting will be: (i) to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation; (ii) to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation; (iii) to approve an amendment to Section 6(a) of the 2020 iSun Equity Incentive Plan (the “Plan”) to increase the maximum aggregate number of shares of Common Stock reserved and available for Awards, as defined in the Plan, from 1,000,000 to 3,000,000 shares of Common Stock; and (iv) to transact such other business as may properly come before the Meeting or any adjournment thereof.
The record date for the Meeting is October 18, 2021. Only stockholders of record at the close of business on that date may vote at the Meeting or any adjournment thereof. We hope you will be able to attend the Meeting. Whether you plan to attend the Meeting or not, it is important that your shares are represented. Therefore, you are urged to vote by proxy by following the instructions contained in the Proxy Statement. This will ensure your proper representation at the Meeting, whether or not you can attend.
By Order of the Board of Directors

/s/ Jeffrey Peck
Jeffrey Peck
Chairman

iSun, Inc.
400 Avenue D, Suite 10
Williston, VT 05495
NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS
To Be Held On Friday, December 17, 2021
To the Stockholders of iSun, Inc.:
NOTICE IS HEREBY GIVEN that a Special Meeting of Stockholders (the “Meeting”) of iSun, Inc., a Delaware corporation (the “Company,” “we,” “our,” or “us”) will be held exclusively online via live audio-only webcast at 2:00 p.m. Eastern Time on Friday, December 17, 2021, or such later date or dates as such Meeting may be adjourned. A Proxy Statement and a Proxy Card are enclosed.
The Meeting will be held virtually and there will not be a physical meeting location. The Meeting can be accessed by visiting https://www.virtualshareholdermeeting.com/ISUN2021SM, where you will be able to attend the Meeting live, have an opportunity to submit questions, and vote online. We encourage you to allow ample time for online check-in, which begins at 1:45 P.M. Eastern Time. Please note that you will not be able to attend the Meeting in person. We are holding the Meeting for the purpose of considering and taking action on the following proposals:
1.
To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation;

2.
To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation;

3.
To approve an amendment to Section 6(a) of the 2020 iSun Equity Incentive Plan to increase the maximum aggregate number of shares of Common Stock under the Plan reserved and available for Awards as defined in the Plan from 1,000,000 to 3,000,000 shares of Common Stock; and

4.	To transact such other business as may be properly brought before the Meeting and any adjournments thereof.
These matters are more fully described in the Proxy Statement accompanying this Notice.
Our Board of Directors (the “Board”) has fixed the close of business on October 18, 2021 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of and to vote at the Meeting or any adjournment thereof. A list of stockholders eligible to vote at the Meeting will be available for review during our regular business hours at our principal offices in Williston, Vermont for the 10 days prior to the Meeting for review for any purposes related to the Meeting.
THE iSUN 2021 SPECIAL MEETING CAN BE ACCESSED BY VISITING HTTPS://WWW.VIRTUALSHAREHOLDERMEETING.COM/ISUN2021SM, WHERE YOU WILL BE ABLE TO LISTEN TO THE MEETING LIVE, HAVE AN OPPORTUNITY TO SUBMIT QUESTIONS AND VOTE ONLINE. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, TO ENSURE YOUR REPRESENTATION AT THE MEETING WE URGE YOU TO SUBMIT A PROXY TO VOTE YOUR SHARES AS PROMPTLY AS POSSIBLE BY (1) VISITING THE INTERNET SITE LISTED ON THE ENCLOSED iSUN PROXY CARD, (2) CALLING THE TOLL-FREE NUMBER LISTED ON THE ENCLOSED iSUN PROXY CARD OR (3) SUBMITTING YOUR ENCLOSED iSUN PROXY CARD BY MAIL BY USING THE PROVIDED SELF-ADDRESSED, STAMPED ENVELOPE.

Submitting a proxy will not prevent you from attending the Meeting by means of remote communication and voting at the Meeting, but it will help to ensure that a quorum is present and avoid added solicitation costs. Any holder of record of iSun Common Stock as of the Record Date who attends the Meeting may vote virtually at the Meeting, thereby revoking any previous proxy. In addition, a proxy may also be revoked in writing before the Meeting in the manner described in the accompanying Proxy Statement. If your shares are held in the name of a bank, brokerage firm or other nominee/agent, please follow the instructions on the voting instruction form furnished by your bank, brokerage firm or other nominee/agent.
Williston, Vermont
Dated: November [•], 2021
By Order of the Board of Directors
/s/ Jeffrey Peck
Jeffrey Peck
Chairman

iSun, Inc.
400 Avenue D, Suite 10
Williston, VT 05495

PROXY STATEMENT

FOR VIRTUAL SPECIAL MEETING OF STOCKHOLDERS
This Proxy Statement is furnished to stockholders in connection with the solicitation of proxies by the Board of Directors (the “Board”) of iSun, Inc. (“iSun,” the “Company,” “we,” “our,” or “us”) in connection with a virtual Special Meeting of Stockholders of the Company to be held exclusively online via live audio-only webcast on Friday, December 17, 2021 at 2:00 p.m. Eastern Time (the “Meeting”).
GENERAL INFORMATION ABOUT SOLICITATION VOTING AND ATTENDING
Who Can Vote at the Virtual Special Meeting?
Each share of the Company’s Common Stock has one vote on each Proposal. Only stockholders of record as of the close of business on October 18, 2021 (the “Record Date”) are entitled to receive notice of, attend and vote at the virtual Special Meeting of Stockholders. You may attend the Meeting by visiting https://www.virtualshareholdermeeting.com/ISUN2021SM, where you will be able to listen to the Meeting live, have an opportunity to submit questions, and vote your shares of Common Stock if you held such shares as of the close of business on October 18, 2021. As of October 18, 2021, there were 10,866,505 shares of the Company’s Common Stock outstanding and entitled to vote.
Counting Votes
Consistent with state law and our bylaws, the presence, virtually or by proxy, of at least a majority of the shares entitled to vote at the Meeting will constitute a quorum for purposes of voting on a particular matter at the Meeting. Once a share is represented for any purpose at the Meeting, it is deemed present for quorum purposes for the remainder of the Meeting and any adjournment thereof unless a new record date is set for the adjournment. Shares held of record by stockholders or their nominees who do not vote by proxy or attend the Meeting virtually will not be considered present or represented and will not be counted in determining the presence of a quorum. Signed proxies that withhold authority or reflect abstentions and “broker non-votes” will be counted for purposes of determining whether a quorum is present. “Broker non-votes” are proxies received from banks, brokerage firms or other nominees/agents holding shares on behalf of their clients who have not been given specific voting instructions from their clients with respect to matters being voted on.
Pursuant to our Second Amended and Restated Certificate of Incorporation the vote of: (i) not less than 66.667% of the total voting power of all outstanding shares of capital stock of the Company will be required to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation (Proposal 1); (ii) not less than 66.667% of the total voting power of all outstanding shares of capital stock of the Company will be required to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation (Proposal 2); and (iii) a majority of the voting power of the shares of iSun Common Stock, present or represented by proxy at the iSun Special Meeting, is required to approve an amendment to Section 6(a) of the 2020 iSun Equity Incentive Plan to increase the maximum aggregate number of shares of Common Stock under the Plan reserved and available for Awards as defined in the Plan from 1,000,000 to 3,000,000 shares of Common Stock. The only capital stock of the Company currently outstanding is Common Stock.

We strongly encourage you to provide instructions to your bank, brokerage firm, or other nominee/agent by voting your proxy. This action ensures that your shares will be voted in accordance with your wishes at the Meeting.
Attending the Meeting
You or your authorized proxy may attend the Meeting if you were a registered or beneficial stockholder of iSun Common Stock as of the Record Date.
To participate in the Meeting, visit https://www.virtualshareholdermeeting.com/ISUN2021SM and enter the 16-digit control number included on your Proxy Card. The virtual Meeting allows stockholders to submit questions during the Meeting in the question box provided at https://www.virtualshareholdermeeting.com/ISUN2021SM. We will respond to as many properly submitted questions during the relevant portion of the Meeting agenda as time allows.
If we experience technical difficulties during the Meeting (e.g., a temporary or prolonged power outage), we will determine whether the Meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the Meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). If you encounter any difficulties accessing the Virtual Meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting login page.
If you are a Stockholder of Record (that is, you hold your shares through iSun’s transfer agent, Continental Stock Transfer & Trust), you do not need to register to attend the Meeting virtually on the internet. Please follow the instructions on the Proxy Card that you received. No proof of ownership is necessary because iSun can verify your ownership.
If you own shares in street name through an intermediary, such as a bank, broker or other nominee/agent, please follow the voting instructions provided to you by that nominee/agent in order to vote your shares.
SOLICITATION AND REVOCABILITY OF PROXIES
The enclosed proxy for the Meeting is being solicited by the Board. Stockholders of record may vote by mail, telephone, or via the Internet. The toll-free telephone number and Internet web site are listed on the proxy. If you vote by telephone or via the Internet, you do not need to return your Proxy Card, but you will need the control number printed on the Proxy Card to vote. If you choose to vote by mail, please mark, date and sign the Proxy Card, and then return it in the enclosed envelope (no postage is necessary if mailed within the United States). Any person giving a proxy may revoke it at any time prior to the exercise thereof by filing with our Secretary a written revocation or by duly executed proxy bearing a later date. The proxy may also be revoked by a stockholder attending the virtual Meeting, withdrawing the proxy and voting virtually, but you will need the control number printed on the Proxy Card.
The expense of preparing, printing and mailing the form of proxy and the material used in the solicitation thereof will be borne by us. In addition to solicitation by mail, proxies may be solicited by the directors, officers and our regular employees (who will receive no additional compensation therefor) by means of personal interview, telephone or by other means of communication. It is anticipated that banks, brokerage firms and other institutions, custodians, nominees/agents, fiduciaries or other record holders will be requested to forward the soliciting material to persons for whom they hold shares and to seek authority for the execution of proxies; in such cases, we will reimburse such holders for their charges and expenses.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
Why did I receive these proxy materials?
We are providing this Proxy Statement in connection with the solicitation by the Board of proxies to be voted at the Meeting, or at any postponements or adjournments thereof. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters brought before the Meeting. You are invited to attend the virtual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual Meeting to vote your shares. Instead, you may vote your shares using one of the other voting methods described in this Proxy Statement.
Whether or not you expect to attend the Meeting, please vote your shares as soon as possible in order to ensure your representation at the Meeting.
Can I access these proxy materials on the Internet?
Yes. The Notice of Special Meeting and Proxy Statement are available for viewing, printing, and downloading at http://www.proxyvote.com. All materials will remain posted on http://www.proxyvote.com at least until the conclusion of the Meeting.
Who can vote at the Meeting?
Each share of the Company’s Common Stock has one vote on each Proposal. Only stockholders of record at the close of business on October 18, 2021, the Record Date for the Meeting, will be entitled to vote at the Meeting. On October 18, 2021, there were 10,866,505 shares of Common Stock (each entitled to one vote) outstanding.
What is the difference between a stockholder of record and a beneficial owner of shares held in street name?
Stockholder of Record. If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust, you are considered the stockholder of record with respect to those shares, and the Notice, Proxy Statement and a Proxy Card were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name. If your shares are held in an account at a bank, brokerage firm or other nominee/agent, then you are the beneficial owner of shares held in “street name,” and the Notice was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As the beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account.
Stockholder of Record: Shares Registered in Your Name
If on October 18, 2021, your shares of iSun, Inc. Common Stock were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the Meeting or vote by proxy. Whether or not you plan to virtually attend the Meeting, we urge you to fill out and return the enclosed Proxy Card to ensure your vote is counted. When you mail in your Proxy Card, please keep a copy of the control number printed on your Proxy Card in case you wish to revoke the proxy on your Proxy Card, change your vote at the virtual Meeting or change your vote via the Internet or telephone as otherwise provided herein.
Beneficial Owner: Shares Registered in the Name of a Bank, Brokerage Firm or Other Nominee/Agent
If on October 18, 2021, your shares of iSun, Inc. Common Stock were held in an account at a, bank, brokerage firm or other nominee/agent, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Meeting. As the beneficial owner, you have the right to direct your bank, brokerage firm or other nominee/agent on how to vote the shares in your account. You are also invited to attend the virtual Meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the Meeting unless you request and obtain a signed letter or other valid proxy from your bank, brokerage firm or other nominee/agent.

What proposals am I voting on?
There are three matters scheduled for a vote at the Meeting: (i) to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation; (ii) to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholder’s of the Company to be effected by written consent as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation; and (iii) to approve an amendment to Section 6(a) of the 2020 iSun Equity Incentive Plan to increase the maximum aggregate number of shares of Common Stock under the Plan reserved and available for Awards as defined in the Plan from 1,000,000 to 3,000,000 shares of Common Stock.
The Board does not intend to bring any other matters before the Meeting and is not aware of anyone else who will submit any other matters to be voted on. However, if any other matters properly come before the Meeting, the individuals named on the Proxy Card, or their substitutes, will be authorized to vote on those matters in their own judgment.
How many votes do I have?
On each matter to be voted upon, you have one vote for each share of Common Stock you owned as of October 18, 2021.
What is the quorum requirement?
A quorum of stockholders is necessary to hold a valid Meeting. A quorum will be present if a majority of the outstanding shares of Common Stock entitled to vote are present at the virtual Meeting.
Your shares will be counted towards the quorum only if you submit a valid proxy, have voted via the Internet, have voted via telephone or vote virtually at the Meeting.
If you submit your proxy vote via the Internet or by telephone but abstain from voting or withhold authority to vote on one or more matters, as applicable, your shares will be counted as present at the Meeting for the purpose of determining a quorum.
Broker non-votes will be counted towards the quorum requirement.
Your shares also will be counted as present at the Meeting for the purpose of calculating the vote on the particular matter with respect to which you abstained from voting or withheld authority to vote, as further provided below.
If there is no quorum, the Chairman or a majority of the votes present at the Meeting may adjourn the meeting to another date.
How do I vote?
The procedures for voting are set forth below:
Stockholder of Record: Shares Registered in Your Name
If you are a stockholder of record, you may vote virtually at the Meeting, vote by proxy using the Proxy Card, vote via the Internet or by telephone. Whether or not you plan to attend the Meeting, we urge you to vote by proxy, via the Internet or by telephone to ensure your vote is counted. You may still attend the Meeting and vote virtually if you have already voted by proxy, via the Internet or by telephone. You may vote as follows:
•
To participate in the virtual Meeting, visit https://www.virtualshareholdermeeting.com/ISUN2021SM and enter the 16-digit control number included on your Proxy Card. The virtual Meeting allows stockholders to vote and to submit questions. We will respond to as many properly submitted questions during the relevant portion of the Meeting agenda as time allows.

•
To vote using the Proxy Card, simply complete, date and sign the Proxy Card and return it promptly in the envelope provided. No postage is necessary if mailed in the United States. If you return your signed Proxy Card to us before the Meeting, we will vote your shares as you direct.

•
To vote through the Internet, go to http://www.isunenergy.com and follow the instructions provided on the website. In order to cast your vote, you will be asked to provide the control number from the Proxy Card that was mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on December 16, 2021. Our Internet voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Proxy Card.

•
To vote by phone, call 1-800-690-6903 from any touch-tone telephone and follow the instructions. In order to cast your vote, you will be asked to provide the control number from the Proxy Card that was mailed to you. Telephonic voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on December 16, 2021. Our telephonic voting procedures are designed to authenticate stockholders by using individual control numbers, which are located on the Proxy Card.

Beneficial Owner: Shares Registered in the Name of a Bank, Brokerage Firm or other Nominee/Agent
If you hold your shares in “street name” and thus are a beneficial owner of shares registered in the name of your bank, brokerage firm or other nominee/agent, you must vote your shares as provided in instructions on how to vote your shares by your bank, brokerage firm or other nominee/agent. Your bank, brokerage firm or other nominee/agent has enclosed or otherwise provided a voting instruction card for you to use in directing the bank, brokerage firm or nominee/agent how to vote your shares. Check the voting form used by that organization to see if it offers internet or telephone voting.
If you are the beneficial owner of Shares registered in the name of a bank, brokerage firm or other nominee/agent, in order to vote virtually at the Meeting, you must first obtain a valid proxy from your bank, brokerage firm or other nominee/agent. Follow the instructions from your bank, brokerage firm or other nominee/agent included with these proxy materials, or contact your bank, brokerage firm or other nominee/agent to request a proxy form.
How many votes are required to approve each Proposal, and what is the effect of withholding my vote or abstaining, or a broker non-vote?
•
Proposal 1, To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation. With respect to Proposal 1, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the holders representing 66.667% of the outstanding shares of Common Stock of the Company (meaning that of the outstanding shares of Common Stock of the Company, 66.667% must be voted “FOR” the proposal for the proposal to be approved). If you “ABSTAIN” from voting with respect to Proposal 1, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have the same effect as a vote “AGAINST” the Proposal.

•
Proposal 2, To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation. With respect to Proposal 2, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the holders representing 66.667% of the outstanding shares of Common Stock of the Company (meaning that of the outstanding shares of Common Stock of the Company, 66.667% must be voted “FOR” the proposal for the proposal to be approved). If you “ABSTAIN” from voting with respect to Proposal 2, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have the same effect as a vote “AGAINST” the Proposal.

•
Proposal 3, to approve an amendment to Section 6(a) of the 2020 iSun Equity Incentive Plan (the “Plan”) to increase the maximum aggregate number of shares of Common Stock under the Plan reserved and available for Awards as defined in the Plan from 1,000,000 to 3,000,000 shares of Common Stock. With respect to Proposal 3, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the

Meeting. Abstentions will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The amendment to the Plan will not become effective if a majority of our stockholders do not vote FOR its approval.
Does my bank, brokerage firm or other nominee have discretionary power to vote on the Proposals?
If you hold your shares in street name and do not provide voting instructions to your bank, brokerage firm or other nominee/agent, it may still be able to vote your shares with respect to certain “discretionary” (or routine) items, but it will not be allowed to vote your shares with respect to certain “non-discretionary” items. In the case of non-discretionary items for which no instructions are received, the shares will be treated as “broker non-votes.” Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum but will not be entitled to vote on the proposal(s) in question.
For Proposals 1, 2 and 3, if you ABSTAIN from voting on a proposal, your abstention has the same effect as a vote AGAINST that Proposal.
Proposal 1. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation. With respect to Proposal 1, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the holders representing 66.667% of the outstanding shares of Common Stock of the Company (meaning that of the outstanding shares of Common Stock of the Company, 66.667% must be voted “FOR” the proposal for the proposal to be approved). If you “ABSTAIN” from voting with respect to Proposal 1, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have the same effect as a vote “AGAINST” the proposal. Your bank, brokerage firm or other nominee/agent does not have discretionary authority to vote shares for Proposal 1.
Proposal 2. To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation. With respect to Proposal 2, you may vote “FOR,” “AGAINST” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of the holders representing 66.667% of the outstanding shares of Common Stock of the Company (meaning that of the outstanding shares of Common Stock of the Company, 66.667% must be voted “FOR” the proposal for the proposal to be approved). If you “ABSTAIN” from voting with respect to Proposal 2, your vote will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will have the same effect as a vote “AGAINST” the proposal. Your bank, brokerage firm or other nominee/agent does not have discretionary authority to vote shares for Proposal 2.
Proposal 3. To approve an amendment to Section 6(a) of the 2020 iSun Equity Incentive Plan to increase the maximum aggregate number of shares of Common Stock under the Plan reserved and available for Awards as defined in the Plan from 1,000,000 to 3,000,000 shares of Common Stock. With respect to Proposal 3, you may vote “FOR,” “AGAINST,” or “ABSTAIN.” Adoption of this proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting. Abstentions will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved. The amendment to Section 6(a) of the 2020 iSun Equity Incentive Plan to increase the maximum aggregate number of shares of Common Stock under the Plan reserved and available for Awards as defined in the Plan from 1,000,000 to 3,000,000 shares of Common Stock will not become effective if a majority of our stockholders do not vote FOR approval of Proposal 3. Your bank, brokerage firm or other nominee/agent does not have discretionary authority to vote shares for Proposal 3.
What happens if I do not give specific voting instructions?
If you are a stockholder of record and you indicate when voting that you wish to vote as recommended by the Board, or if you sign and return a Proxy Card without giving specific voting instructions, then the proxy holders will vote your shares as recommended by the Board on all matters presented in this Proxy Statement, and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the virtual Meeting.

If you are a beneficial owner of shares held in street name and do not provide the bank, brokerage firm or other nominee/agent that holds your shares with specific voting instructions, the bank, brokerage firm or other nominee/agent may generally vote in its discretion on “discretionary” matters. However, if the bank, brokerage firm or other nominee/agent that holds your shares does not receive instructions from you on how to vote your shares on a “non-discretionary” matter, it will be unable to vote your shares on that matter. When this occurs, it is generally referred to as a “broker non-vote.”
Proposals 1, 2 and 3 are considered as “non-discretionary'' matters.
Can I change my vote after submitting my proxy, voting via the Internet or by telephone?
Yes. You can revoke your proxy at any time before the final vote at the Meeting. If you are a stockholder of record, you may revoke your proxy in any one of four ways:
•	You may submit another properly completed Proxy Card with a later date;
•	You may vote again by Internet or telephone at a later time (prior to the deadline for Internet or telephone voting);
•	You may send a written notice that you are revoking your proxy to: iSun, Inc., 400 Avenue, D, Suite 10, Williston, VT, 05495
•	You may attend the virtual Meeting and vote virtually. Simply attending the virtual Meeting will not, by itself, revoke your proxy.
If you hold your shares in street name, contact your bank, brokerage firm or other nominee/agent regarding how to revoke your proxy and change your vote. Your most current Internet proxy, telephone proxy or proxy card will be the one that is counted at the Meeting. If you send a written notice of revocation, please make sure to do so with enough time for it to arrive by mail prior to the Meeting.
How can I find out the results of the voting at the virtual Meeting?
Preliminary voting results will be announced at the virtual Meeting. Final voting results will be published in our Current Report on Form 8-K within four business days after the Meeting.
What does it mean if I receive more than one Proxy Card?
If you receive more than one Proxy Card, your shares are registered in more than one name or are registered in different accounts. Please complete, date, sign and return each Proxy Card, or vote your shares via the Internet or by telephone for each Proxy Card you received to ensure that all your shares are voted.
Who is paying for this proxy solicitation?
The Company is paying the costs of the solicitation of proxies. In addition to mailed proxy materials, our directors, officers and employees may also solicit proxies in person, by telephone, or by other means of communication. We will not pay our directors, officers and employees any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

PROPOSAL 1:
TO APPROVE AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE PERCENTAGE OF OUTSTANDING SHARES REQUIRED TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION FROM 66.667% TO A SIMPLE MAJORITY, AS SET FORTH IN THE COMPANY’S PROPOSED THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
The complete text of the Company’s Third Amended and Restated Certificate of Incorporation is attached as Appendix A-1
General
The Board has recommended that the stockholders approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation.
Purpose of the Amendment and Restatement
The Board believes it is in the best interests of the Company to amend the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation in order to give the Company greater flexibility in considering and planning for future corporate needs, including facilitating further amendments to the Certificate of Incorporation.
Effects of the Amendment
If the proposed Amendment is approved, future amendments to the Company’s Certificate of Incorporation will require a simple majority of the total voting power of all outstanding shares of capital stock rather than a two-thirds majority (66.667%) vote of such shares.
Effective Date
If our stockholders approve Proposal 1, the Third Amended and Restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval. However, even if our stockholders approve the Proposal, our Board reserves the right to elect not to proceed with the Amendment, if, at any time prior to filing the Certificate of Incorporation, our Board determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Amendment.
Required Vote
The affirmative vote of the holders representing 66.667% of the outstanding shares of Common Stock is required to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to reduce the percentage of outstanding shares required to approve an Amendment to the Certificate of Incorporation from 66.667% to a simple majority, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation.
RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO REDUCE THE PERCENTAGE OF OUTSTANDING SHARES REQUIRED TO APPROVE AN AMENDMENT TO THE CERTIFICATE OF INCORPORATION FROM 66.667% TO A SIMPLE MAJORITY, AS SET FORTH IN THE COMPANY’S PROPOSED THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 2:
TO APPROVE AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW FOR ANY ACTION REQUIRED OR PERMITTED TO BE TAKEN BY THE STOCKHOLDERS OF THE COMPANY TO BE EFFECTED BY WRITTEN CONSENT, AS SET FORTH IN THE COMPANY’S PROPOSED THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.
The complete text of the Company’s Third Amended and Restated Certificate of Incorporation is attached as Appendix A-1
General
The Board has recommended that the stockholders approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation.
Purpose of the Amendment and Restatement
The Board believes it is in the best interests of the Company to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation in order to give the Company greater flexibility in considering and planning for future corporate needs, including facilitating further amendments to the Certificate of Incorporation.
Effects of the Amendment
If the proposed Amendment is approved, any action required or permitted to be taken by the stockholders of the Company may be effected by written consent, as set forth in the Company’s proposed amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation.
Effective Date
If our stockholders approve Proposal 2, the Third Amended and Restated Certificate of Incorporation will become effective upon filing with the Secretary of State of the State of Delaware, which we anticipate doing as soon as practicable following stockholder approval. However, even if our stockholders approve Proposal 2, our Board reserves the right to elect not to proceed with the Amendment, if at any time prior to filing the Certificate of Incorporation, our Board determines that it is no longer in the best interests of the Company and its stockholders to proceed with the Amendment.
Required Vote
The affirmative vote of the holders representing 66.667% of the outstanding shares of Common Stock is required to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation to allow for any action required or permitted to be taken by the stockholders of the Company to be effected by written consent, as set forth in the Company’s proposed Third Amended and Restated Certificate of Incorporation.
RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO ALLOW FOR ANY ACTION REQUIRED OR PERMITTED TO BE TAKEN BY THE STOCKHOLDERS OF THE COMPANY TO BE EFFECTED BY WRITTEN CONSENT, AS SET FORTH IN THE COMPANY’S PROPOSED THIRD AMENDED AND RESTATED CERTIFICATE OF INCORPORATION.

PROPOSAL 3:
TO APPROVE AN AMENDMENT TO THE 2020 iSUN EQUITY INCENTIVE PLAN TO AMEND SECTION 6(a) OF THE PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK RESERVED AND AVAILABLE UNDER THE PLAN FOR “AWARDS”, AS DEFINED IN THE PLAN, FROM 1,000,000 TO 3,000,000 SHARES OF COMMON STOCK
The complete text of the 2020 iSUN Equity Incentive Plan, as amended is attached, as Appendix A-2.
General
The Board has recommended that the stockholders approve an amendment to the 2020 iSun Equity Incentive Plan to increase the maximum aggregate number of shares of Common Stock reserved and available under the Plan for Awards, as defined in the Plan, from 1,000,000 to 3,000,000 shares of Common Stock.
Purpose of the Amendment to the 2020 iSun Equity Incentive Plan
The Board believes it is in the best interests of the Company to approve an amendment to the 2020 iSun Equity Incentive Plan to increase the maximum aggregate number of shares of Common Stock reserved and available under the Plan for Awards as defined in the Plan from 1,000,000 to 3,000,000 shares of Common Stock to give the Company greater flexibility in considering and planning for future corporate needs, including facilitating the hiring and retention of qualified employees.
Effects of the Amendment
If the proposed Amendment is approved, the number of shares of Common Stock in the Company available for grant under the Plan will be increased by 2,000,000 shares from 1,000,000 shares of Common Stock to 3,000,000 shares of Common Stock.
Background
The Equity Incentive Plan was adopted on February 25, 2021 and approved by the shareholders of the Company at a Special Meeting of the Company’s shareholders on the same date. 1,000,000 shares of Common Stock were initially available for Awards under the Plan. The purpose of the Plan is to promote the success of the Company and its affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those employees, directors, and consultants upon whose efforts the success of the Company and its affiliates will depend to a large degree.
The Plan currently authorizes 1,000,000 shares for issuance. As of October 18, 2021, the number of shares available for issuance under future awards under the Plan was 411,250 shares. The Board does not believe that the number of shares available for issuance under the Plan is sufficient in light of the Company’s compensation strategy.
The increase represents 18.41% of the total number of outstanding shares of Common Stock as of October 18, 2021. After giving effect to such increase, the number of shares of Common Stock subject to outstanding equity awards and available for issuance pursuant to future awards will represent approximately 22.19% of our total issued and outstanding shares of Common Stock (on a fully diluted basis after giving effect to such future award issuances).
Summary of 2020 Equity Incentive Plan
Eligible Participants
All employees, officers, directors, and consultants of the Company and its affiliates may participate in the Equity Incentive Plan. As of the date hereof, the Company has approximately 110 employees, officers, and three non-employee directors.
Administration
The Equity Incentive Plan is administered by the Company's Board of Directors; provided however, that the Board may delegate some or all of the administration of the Equity Incentive Plan to a committee or committees. The Board and any committee appointed by the Board to administer the Equity Incentive Plan are collectively referred to as the “Administrator.”

Types of Awards
The Equity Incentive Plan permits the Administrator to grant:
Options. Options granted under the Equity Incentive Plan may be either “incentive” stock options within the meaning of Section 422 of the Internal Revenue Code (the “Code”) or “nonqualified” stock options that do not qualify for special tax treatment of Code Section 422.
Restricted Stock Awards and Restricted Stock Units. The Equity Incentive Plan also permits awards of restricted stock and restricted stock units. Restricted stock units may be paid in cash or in shares of the Company's Common Stock, or any combination thereof, in the Administrator's discretion.
Performance Awards. Performance share and performance unit awards may be granted under the Equity Incentive Plan. Performance share awards generally provide the Participant with the opportunity to receive shares of the Company's Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if certain performance criteria are achieved over specified performance periods.
Stock Appreciation Rights. The Equity Incentive Plan permits awards of stock appreciation rights, which may be granted independent of or in tandem with a previously or contemporaneously granted stock option. Generally, upon the exercise of a stock appreciation right, the Participant will receive cash, shares of Common Stock, or some combination thereof, having a value equal to the excess of (i) the fair market value of a specified number of shares of the Company's Common Stock, over (ii) a specified exercise price.
Reserved Shares
The stock to be awarded or optioned under the Equity Incentive Plan consists of authorized but unissued shares of common stock. The maximum aggregate number of shares of the Company’s Common Stock reserved and available for award under the Equity Incentive Plan, if the proposed Amendment is approved, will be 3,000,000 shares of Common Stock, provided however, that all shares of stock reserved and available under the Equity Incentive Plan constitute the maximum aggregate number of shares of stock that may be issued through incentive stock options. The following shares of Common Stock will not reduce the pool of authorized shares and will continue to be reserved and available for future awards granted pursuant to the Equity Incentive Plan: (i) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (ii) shares of Common Stock covered by an award to the extent the award is settled in cash; provided, however, that the full number of shares of Common Stock subject to a stock appreciation right will reduce the number of shares available for future awards under the Equity Incentive Plan, whether such stock appreciation right is settled in cash or shares of Common Stock. Any shares of Common Stock withheld to satisfy tax withholding obligations on an award, shares of Common Stock withheld to pay the exercise price of an option, and shares of common stock subject to a broker-assisted cashless exercise of an option will reduce the number of shares available for future awards under the Equity Incentive Plan.
Annual Award Limits
Unless and until the Administrator determines that an award to a “covered employee” (as defined in Section 162(m) of the Code) is not intended to be performance-based compensation, the following limits (each, an “Annual Award Limit,” and collectively, “Annual Award Limits”) apply to grants of such awards under the Equity Incentive Plan:
•
Options and Stock Appreciation Rights. The maximum number of shares of Common Stock subject to Options granted and shares of Common Stock subject to Stock Appreciation Rights granted in any one calendar year to any one Participant is, in the aggregate, 200,000 shares, subject to adjustment for certain corporate events.

•
Restricted Stock Awards and Restricted Stock Units. The maximum grant with respect restricted stock awards and restricted stock units in any one calendar year to any one Participant is, in the aggregate, 100,000 shares, subject to adjustment for certain corporate events.

Amendments
The Board may from time to time, insofar as permitted by law, suspend or discontinue the Equity Incentive Plan or revise or amend it in any respect. However, except to the extent required by applicable law or regulation or except as provided under the Equity Incentive Plan itself, the Board may not, without shareholder approval, revise or amend the Equity Incentive Plan to (i) materially increase the number of shares subject to the Equity Incentive Plan, (ii) change the designation of participants, including the class of employees, eligible to receive awards, (iii) decrease the price at which options or stock appreciation rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock with other awards, or amend the terms of outstanding options or stock appreciation rights to reduce their exercise price, (v) materially increase the benefits accruing to participants under the Equity Incentive Plan, or (vi) make any modification that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.
Term
The Administrator may grant awards under the Equity Incentive Plan from time to time until the Administrator discontinues or terminates the Equity Incentive Plan; provided, however, that in no event may incentive stock options be granted pursuant to the Equity Incentive Plan after the earlier of (i) the date the Administrator discontinues or terminates the Equity Incentive Plan, or (ii) the close of business on the day immediately preceding the tenth anniversary of the effective date of the Equity Incentive Plan.
Change of Control
Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the Equity Incentive Plan, the Administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof), (ii) the complete termination of the Equity Incentive Plan and the cancellation of any or all awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control, (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, shall assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations, or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the Administrator pursuant to the Equity Incentive Plan) as of the effective date of any such change of control, cash in amount equal to (1) for participants holding options, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options, or (2) for participants holding awards other than options, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The Administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.
The foregoing summary of the material terms of the Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Equity Incentive Plan, as amended, which is attached to this Proxy Statement as Annex A-2.

iSUN EXECUTIVE COMPENSATION
The following iSun Executive Compensation describes the material elements of compensation for iSun’s executive officers identified in the Summary Compensation Table (“Named Executive Officers”), and executive officers that iSun may hire in the future. The iSun Compensation Committee is responsible for recommendations relating to compensation of iSun’s directors and executive officers.
Compensation Program Objectives and Rewards
iSun’s compensation philosophy is based on the premise of attracting, retaining, and motivating exceptional leaders, setting high goals, working toward the common objectives of meeting the expectations of customers and stockholders, and rewarding outstanding performance. Following this philosophy, in determining executive compensation, iSun considers all relevant factors, such as the competition for talent, iSun’s desire to link pay with performance in the future, the use of equity to align executive interests with those of iSun’s stockholders, individual contributions, teamwork and performance, and each executive’s total compensation package. iSun strives to accomplish these objectives by compensating all executives with total compensation packages consisting of a combination of competitive base salary and incentive compensation.
The primary purpose of the compensation and benefits described below is to attract, retain, and motivate highly talented individuals who will engage in the behaviors necessary to enable iSun to succeed in its mission while upholding its values in a highly competitive marketplace. Different elements are designed to engender different behaviors, and the actual incentive amounts, which may be awarded to each Named Executive Officer are subject to the annual review of the board of directors. The following is a brief description of the key elements of iSun’s planned executive compensation structure.
•	Base salary and benefits are designed to attract and retain employees over time.
•	Incentive compensation awards are designed to focus employees on the business objectives for a particular year.
•
Equity incentive awards, such as stock options and non-vested stock, focus executives’ efforts on the behaviors within the recipients’ control that they believe are designed to ensure iSun’s long-term success as reflected in increases to iSun’s stock prices over a period of several years, growth in iSun’s profitability and other elements.

•
Severance and change in control plans are designed to facilitate a company’s ability to attract and retain executives as iSun competes for talented employees in a marketplace where such protections are commonly offered. iSun currently has not given separation benefits to any of its Name Executive Officers.

Benchmarking
iSun has not yet adopted benchmarking but may do so in the future. When making compensation decisions, iSun’s Board may compare each element of compensation paid to the Named Executive Officers against a report showing comparable compensation metrics from a group that includes both publicly-traded and privately-held companies. iSun’s Board believes that while such peer group benchmarks are a point of reference for measurement, they are not necessarily a determining factor in setting executive compensation as each executive officer’s compensation relative to the benchmark varies based on scope of responsibility and time in the position. iSun has not yet formally established its peer group for this purpose.
The Elements of iSun’s Compensation Program
Base Salary
Executive officer base salaries are based on job responsibilities and individual contribution. The iSun Board reviews the base salaries of iSun’s executive officers, including its Named Executive Officers, considering factors such as corporate progress toward achieving objectives (without reference to any specific performance-related targets) and individual performance experience and expertise. Additional factors reviewed by the Board of Directors in determining appropriate base salary levels and raises include subjective factors related to corporate and individual performance. For the years ended December 31, 2020 and December 31, 2019, the iSun Board approved all executive officer base salary decisions.

iSun’s Board determines base salaries for the Named Executive Officers annually, and the iSun Board, upon recommendation of the compensation committee proposes new base salary amounts, if appropriate, based on its evaluation of individual performance and expected future contributions. iSun maintains a 401(k) Plan and base salary is the only element of compensation that is used in determining the amount of contributions permitted under the 401(k) Plan.
Summary Compensation Table
The following table sets forth information regarding the compensation awarded to or earned by the iSun executive officers listed below during the years ended December 31, 2020 and 2019. As an emerging growth company, iSun has opted to comply with the reduced executive compensation disclosure rules applicable to “smaller reporting companies,” as such term is defined in the rules promulgated under the Securities Exchange Act of 1934, as amended, which require compensation disclosure for only iSun’s principal executive officer and the two most highly compensated executive officers other than iSun’s principal executive officer. Throughout this section, these officers are referred to as iSun’s “Named Executive Officers.”
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Jeffrey Peck Chief Executive Officer, President and Chairman	2020	$393,372	$78,847	$—	—	$—	$472,219
	2019	$299,600	$80,538	$—	—	$—	$380,138
Fred Myrick EVP of Solar	2020	$346,461	$79,066	$—	—	$—	$425,527
	2019	$299,600	$80,967	$—	—	$—	$380,567
John Sullivan Chief Financial Officer	2020	$167,453	$44,870	$—	—	$—	$212,323
	2019	$52,308	$36,527	$—	—	$—	$88,635
Nonqualified Deferred Compensation
iSun did not sponsor any nonqualified defined contribution plans or other nonqualified deferred compensation plans during the years ended December 31, 2020 and 2019. Similarly, iSun did not sponsor any nonqualified defined contribution plans or other nonqualified deferred compensation plans during the years ended December 31, 2020 and 2019. iSun’s management or compensation committee may elect to provide its executive officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if iSun determines that doing so is in our best interests.
Outstanding Awards as of December 31, 2020 and as of the Record Date
No awards were made under the Equity Incentive Plan in 2020. Consequently no Awards to its named executive officers were outstanding as of December 31, 2020.
As of October 18, 2021, the Company has approved Awards of restricted shares of Common Stock aggregating 286,750 shares of Common Stock and awards of options to acquire shares of Common Stock aggregating 302,000 options, subject to partial vesting and other restrictions.
Executive Employment Agreements and Arrangements
Messrs. Peck, Sullivan, Myrick, and d’Amato and the Company are each parties to an Employment Agreement and Change of Control Agreement.

PRINCIPAL STOCKHOLDERS OF iSUN
The percentage ownership information shown in the table below is based upon 10,866,505 shares of Common Stock outstanding as of the Record Date. The number of outstanding shares and the percentage ownership information shown in the table below includes shares and options issued pursuant to the Equity Incentive Plan.
Name and Address of Beneficial Owner(1)	Shares of Common Stock	Percentage Owned
Directors and executive officers
Jeffrey Peck	3,708,265(1)	34.13%
John Sullivan	25,667(2)	*
Frederick Myrick, Jr.	660,773(3)	6.08%
Andrew Matthy	—	*
Stewart Martin	7,500	*
Michael d’Amato	181,984(4)	1.67%
Claudia Meer	4,250	*
All officers and directors as a group (6 persons)	4,588,439	42.23%
*	Less than 1%
(1)
Pursuant to a Voting Agreement dated June 20, 2019, between iSun and Mr. Peck and certain other parties, Mr. Peck has sole voting power over an aggregate of 803,978 shares held by the following iSun stockholders including 275,000 shares of Common Stock held by Mooers Partners, LLC, 275,000 shares of Common Stock held by Branton Partners, LLC, 163,318 shares of Common Stock held by Veroma, LLC, and 90,660 shares of Common Stock held by Corundum, AB. Pursuant to Irrevocable Proxies, Mr. Peck has sole voting power over an aggregate of 1,542,790 shares held by the following iSun stockholders including 291,500 shares of Common Stock held by Sassoon M. Peress, 2,000 shares of Common Stock held by Dan Cohen, 2,000 shares of Common Stock held by Manish Hirapara, 3,000 shares of Common Stock held by Emma Peress, 1,500 shares of Common Stock held by Shoshana Zimmerman, 469,394 shares of Common Stock held by Duane Peterson, 469,394 shares of Common Stock held by James Moore, and 304,002 shares of Common Stock held by Jeffrey Irish.

(2)
Includes 25,667 shares of Common Stock issued to Mr. Sullivan and options to acquire 14,000 shares of Common Stock, each of which were granted to Mr. Sullivan pursuant to the Company’s Equity Incentive Plan.

(3)
Includes 18,667 shares of Common Stock issued to Mr. Myrick and options to acquire 21,667 shares of Common Stock each of which were granted to Mr. Myrick under the Company’s Equity Incentive Plan. An aggregate of 639,106 of these shares are held by The Mykilore Trust of which Mr. Myrick is a trustee.

(4)
Includes 18,667 shares of Common Stock issued to Mr. d’Amato and options to acquire 21,667 shares of Common Stock, each of which were granted to Mr. d’Amato pursuant to the Company’s Equity Incentive Plan.

Effective Date
The Board of Directors has previously approved this Amendment to the Plan. If our stockholders approve Proposal 3, the Amendment will become effective immediately.
Required Vote
The affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting to approve an amendment to the 2020 iSUN Equity Incentive Plan to increase the number of shares of Common Stock reserved and available under the Plan for Awards as defined in the Plan from 1,000,000 to 3,000,000 shares of Common Stock.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE 2020 iSUN EQUITY INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK RESERVED AND AVAILABLE UNDER THE PLAN FOR AWARDS AS DEFINED IN THE PLAN FROM 1,000,000 TO 3,000,000 SHARES OF COMMON STOCK.
The Board knows of no other matters that will be presented for consideration at the Meeting, but if other matters properly come before the Meeting, the persons named as proxies in the enclosed Proxy will vote according to their best judgment. Stockholders are requested to date and sign the enclosed Proxy and to mail it promptly in the enclosed postage-paid envelope. If you attend the virtual Meeting, you may revoke your Proxy at that time and vote virtually, if you wish. Otherwise your Proxy will be voted for you.
By Order of the Board of Directors

/s/ Jeffrey Peck
Jeffrey Peck
Chairman

Appendix A-1
CERTIFICATE OF AMENDMENT AND RESTATEMENT
OF
CERTIFICATE OF INCORPORATION
OF
iSUN, INC.,

a Delaware corporation
iSun, Inc., a corporation organized and existing under and by virtue of the Delaware General Corporation Law, does hereby certify that:
FIRST: The name of the corporation is iSun, Inc. (the “Corporation”)
SECOND: The Board of Directors of the Corporation (the “Board of Directors”) has duly adopted resolutions proposing and declaring advisable the following amendment to the Company’s Second Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate of Incorporation”), directing that said amendment be submitted to the stockholders of the Corporation for consideration thereof, and authorizing the Corporation to execute and file with the Secretary of State of the State of Delaware this Certificate of Amendment and Restatement of Certificate of Incorporation (this “Certificate of Amendment”).
THIRD: Upon the effectiveness of this Certificate of Amendment, the Company’s Second Amended and Restated Certificate of Incorporation is hereby amended and restated as set forth in Appendix A-2 attached hereto.
FOURTH: This Certificate of Amendment has been duly approved by the Board of Directors in accordance with the applicable provisions of Section 242 of the Delaware General Corporation Law.
FIFTH: This Certificate of Amendment has been duly approved by the stockholders of the Corporation in accordance with the applicable provisions of Section 228 of the Delaware General Corporation Law.
SIXTH: This Certificate of Amendment will be effective upon filing with the Secretary of State of Delaware.
IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as of this [•] day of [•], 2021.
iSUN, INC.

By:	/s/ Jeffrey Peck
Jeffrey Peck
Chairman
A-1-1

THIRD AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
iSUN, INC.
December   , 2021
iSUN, INC., a corporation existing under the laws of the State of Delaware (the “Corporation”), hereby certifies as follows:
1.	The present name of the Corporation is “iSun, Inc.”
2.	The Corporation’s Certificate of Incorporation was filed with the Secretary of State of the State of Delaware on October 8, 2014 (the “Original Certificate”).
3.
This Third Amended and Restated Certificate of Incorporation (this “Certificate”) amends, restates and integrates the provisions of the Second Amended and Restated Certificate of Incorporation which was filed with the Secretary of State of the State of Delaware on June 19, 2019 (the “Second Amended and Restated Certificate”).

4.
This Certificate was duly approved and adopted by the Board of Directors of the Corporation (the “Board”) and stockholders of the Corporation in accordance with the applicable provisions of Sections 228, 242 and 245 of the General Corporation Law of the State of Delaware (“DGCL”).

5.	This Certificate shall become effective upon filing with the Secretary of State of Delaware.
6.	The text of the Second Amended and Restated Certificate is hereby amended and restated in its entirety to read in full as follows:
FIRST: The name of the corporation is iSun, Inc. (the “Corporation”).
SECOND: The registered office of the Corporation is to be located at 874 Walker Road, Suite C, Dover, Delaware 19904, County of Kent. The name of its registered agent at that address is United Corporate Services, Inc.
THIRD: The purpose of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the DGCL.
FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 50,000,000, of which 49,000,000 shares shall be Common Stock, par value $.0001 per share (“Common Stock”), and 1,000,000 shares shall be Preferred Stock, par value $.0001 per share (“Preferred Stock”).
A.
Preferred Stock. The Board or any authorized committee thereof is expressly granted authority, to the fullest extent permitted by law, to issue shares of the Preferred Stock, in one or more series, and to fix for each such series such voting powers, full or limited, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof as shall be stated and expressed in the resolution or resolutions adopted by the Board or such committee providing for the issue of such series (a “Preferred Stock Designation”). Except as otherwise provided in any Certificate of Designation of any series of Preferred Stock, the number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, without a separate vote of the holders of the Preferred Stock, or any series thereof, unless a vote of any such holders is required pursuant to any Preferred Stock Designation.

B.	Common Stock. The powers, preferences and rights, and the qualifications, limitations and restrictions, of the Common Stock Common Stock are as follows:
(i)
Voting. Except as otherwise expressly required by law or provided in this Certificate, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, the holders of the Common Stock shall exclusively possess all voting power. Each share of Common Stock shall have one vote. Except as otherwise required by law or this Certificate (including any Preferred Stock Designation), at any annual or special meeting of the stockholders of the Corporation, the holders of

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the Common Stock shall have the exclusive right to vote for the election of directors and on all other matters properly submitted to a vote of the stockholders. Notwithstanding the foregoing, except as otherwise required by law or this Certificate (including a Preferred Stock Designation), the holders of the Common Stock shall not be entitled to vote on any amendment to this Certificate (including any amendment to any Preferred Stock Designation) that relates solely to the terms of one or more outstanding series of the Preferred Stock if the holders of such affected series are entitled, either separately or together with the holders of one or more other such series, to vote thereon pursuant to this Certificate (including any Preferred Stock Designation). Except as otherwise expressly required by law or provided in this Certificate, and subject to any voting rights provided to holders of Preferred Stock at any time outstanding, there shall be no cumulative voting.
(ii)
Dividends. Subject to any other provisions of this Certificate and the rights, if any, of the holders of any outstanding series of the Preferred Stock, the holders of the Common Stock shall be entitled to receive such dividends and other distributions (payable in cash, property or capital stock of the Corporation) when, as and if declared thereon by the Board from time to time out of any assets or funds of the Corporation legally available therefor, and shall share equally on a per share basis in such dividends and distributions.

(iii)
Liquidation, Dissolution or Winding-Up. Subject to the rights, if any, of the holders of any outstanding series of the Preferred Stock, in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Corporation, after payment or provision for payment of the debts and other liabilities of the Corporation, the holders of the Common Stock shall be entitled to receive all remaining assets and funds of the Corporation available for distribution to its stockholders, ratably in proportion to the number of shares of the Common Stock held by them.

C.
Rights and Options. The Corporation has the authority to create and issue rights, warrants and options entitling the holders thereof to purchase shares of any class or series of the Corporation’s capital stock or other securities of the Corporation, and such rights, warrants and options shall be evidenced by instrument(s) approved by the Board. The Board is empowered to set the exercise price, duration, times for exercise and other terms and conditions of such rights, warrants or options; provided, however, that the consideration to be received for any shares of capital stock subject thereto may not be less than the par value thereof.

FIFTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:
A.
Number. The number of directors of the Corporation (exclusive of directors who may be elected by the holders of any one or more series of Preferred Stock which may at any time be outstanding, voting separately as a class or classes) shall be fixed at five.

B.
Classes, Election, Term and Vacancies. Subject to Article Fifth, paragraph D hereof, the Board shall be divided into three classes: Class A, Class B and Class B. The number of directors in each class shall be nearly as equal as possible. Prior to the filing of this Certificate the Board of Directors was comprised of five directors: two Class A directors whose term expired at the 2020 Annual Meeting of Stockholder, one Class B director whose terms expired at the 2021 Annual Meeting and two Class C directors whose terms expire at the 2022 Annual Meeting of Stockholders. Directors (including incumbent directors) who are elected to succeed those directors whose term has expired shall be elected for a term expiring at the third Annual Meeting of Stockholders succeeding their election. Except as the DGCL may otherwise require, in the interim between annual meetings of stockholders or special meetings of stockholders called for the election of directors and/or the removal of one or more directors and the filling of any vacancy in that connection, newly created directorships and any vacancies in the Board, including unfilled vacancies resulting from the removal of directors for cause, may be filled by the vote of a majority of the remaining directors then in office, although less than a quorum (as defined in the Corporation’s bylaws), or by the sole remaining director. All directors shall hold office until the expiration of their respective terms of office and

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until their successors shall have been elected and qualified. A director elected to fill a vacancy resulting from the death, resignation or removal of a director shall serve for the remainder of the full term of the director whose death, resignation or removal shall have created such vacancy and until his successor shall have been elected and qualified.
C.
Removal. Subject to Article Fifth, paragraph D hereof, any or all of the directors (including persons elected by directors to fill vacancies in the Board) may be removed from office at any time, but only for cause and only by the affirmative vote of holders of a majority of the voting power of all then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

D.
Preferred Stock – Directors. Notwithstanding any other provision of this Article Fifth, and except as otherwise required by law, whenever the holders of one or more series of the Preferred Stock shall have the right, voting separately by class or series, to elect one or more directors, the term of office, the filling of vacancies, the removal from office and other features of such directorships shall be governed by the terms of such series of the Preferred Stock as set forth in this Certificate (including any Preferred Stock Designation) and such directors shall not be included in any of the classes created pursuant to this Article Fifth unless expressly provided by such terms.

E.	No Ballot Required. Election of directors need not be by ballot unless the bylaws of the Corporation so provide.
F.
Bylaws. The Board shall have the power, without the assent or vote of the stockholders, to make, alter, amend, change, add to or repeal the bylaws of the Corporation as provided in the bylaws of the Corporation.

G.
Approval of Contracts or Acts. The directors in their discretion may submit any contract or act for approval or ratification at any annual meeting of the stockholders or at any meeting of the stockholders called for the purpose of considering any such contract or act, and any contract or act that shall be approved or be ratified by the vote of the holders of a majority of the Common Stock voted at such meeting (provided that a lawful quorum of stockholders be there represented in person or by proxy) shall be as valid and binding upon the Corporation and upon all the stockholders as though it had been approved or ratified by every stockholder of the Corporation, whether or not the contract or act would otherwise be open to legal attack because of directors’ interests, or for any other reason.

H.
Additional Powers. In addition to the powers and authorities hereinbefore stated or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation; subject, nevertheless, to the provisions of the statutes of Delaware, of this Certificate, and to any bylaws from time to time made by the stockholders; provided, however, that no bylaw so made shall invalidate any prior act of the directors which would have been valid if such bylaw had not been made.

I.
Special Meetings of the Stockholders. Except as otherwise required by law and subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders of the Corporation may be called only by or at the direction of the Chairman of the Board, the Chief Executive Officer of the Corporation or the Board pursuant to a resolution adopted by the Board.

J.	Section 203 of the DGCL. The Corporation expressly elects not to be governed by Section 203 of the DGCL.
K.
Action by Written Consent. Except as otherwise expressly provided by the terms of any series of Preferred Stock permitting the holders of such series of Preferred Stock to act by written consent, any action required or permitted to be taken by the stockholders of the Corporation may be effected by written consent of the stockholders in accordance with the DGCL.

SIXTH: Indemnification.
A.
A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director derived an improper personal benefit. If the

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DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation with respect to events occurring prior to the time of such repeal or modification.
B.
The Corporation, to the full extent permitted by Section 145 of the DGCL, as amended from time to time, shall indemnify all officers and directors whom it may indemnify pursuant thereto (each an “indemnitee”). Expenses (including attorneys’ fees) incurred by such indemnitee in defending any civil, criminal, administrative, or investigative action, suit or proceeding for which such indemnitee may be entitled to indemnification hereunder shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such indemnitee to repay such amount if it shall ultimately be determined that he or she is not entitled to be indemnified by the Corporation as authorized hereby.

C.
The rights to indemnification and advancement of expenses conferred on any indemnitee by this Article Sixth shall not be exclusive of any other rights that any indemnitee may have or hereafter acquire under law, this Certificate, the Corporation’s bylaws, an agreement, vote of stockholders or disinterested directors, or otherwise

D.
Any repeal or amendment of this Article Sixth by the stockholders of the Corporation or by changes in law, or the adoption of any other provision of this Certificate inconsistent with this Article Sixth, shall, unless otherwise required by law, be prospective only (except to the extent such amendment or change in law permits the Corporation to provide broader indemnification rights on a retroactive basis than permitted prior thereto), and shall not in any way diminish or adversely affect any right or protection existing at the time of such repeal or amendment or adoption of such inconsistent provision in respect of any proceeding (regardless of when such proceeding is first threatened, commenced or completed) arising out of, or related to, any act or omission occurring prior to such repeal or amendment or adoption of such inconsistent provision.

E.	This Article Sixth shall not limit the right of the Corporation, to the extent and in the manner authorized or permitted by law, to indemnify and to advance expenses to persons other than indemnitees.
SEVENTH: Creditors. Whenever a compromise or arrangement is proposed between the Corporation and its creditors or any class of them and/or between the Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of the Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for the Corporation under Section 291 of Title 8 of the Delaware Code or on the application of trustees in dissolution or of any receiver or receivers appointed for the Corporation under Section 279 of Title 8 of the Delaware Code order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, to be summoned in such manner as said court directs. If a majority in number representing three-fourths in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of the Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of the Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of the Corporation, as the case may be, and also on the Corporation.
EIGHTH: Exclusive Jurisdiction of Delaware Courts. Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL or the Certificate or bylaws, or (iv) any action asserting a claim against the Corporation governed by the internal affairs doctrine. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article Eighth. The choice of forum provision set forth in this Article Eighth does not apply to any actions arising under the Securities Act of 1933, as amended or the Securities Exchange Act of 1934, as amended.
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NINTH: Amendments to this Certificate.
A.
The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate in the manner now or hereafter prescribed by law, and all rights and powers conferred herein on stockholders, directors and officers are subject to this reserved power.

B.
Notwithstanding anything contained in this Certificate or in the Corporation’s bylaws to the contrary, and notwithstanding the fact that a lesser percentage may be specified by the DGCL, this Certificate shall not be amended unless such action is approved by the affirmative vote of the holders of not less than a simple majority of the total voting power of all outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

TENTH: The doctrine of corporate opportunity, or any other analogous doctrine, shall apply with respect to any of the Corporation’s officers or directors, or any of their respective affiliates, in circumstances where the application of any such doctrine would conflict with any fiduciary duties or contractual obligations they may have as of the date of this Certificate or in the future.
IN WITNESS WHEREOF, the Corporation has caused this Certificate to be duly executed by the undersigned authorized officer as of the date first set forth above.
ISUN, INC.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	President and Chief Executive Officer
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Appendix A-2
iSun, Inc.
2020 EQUITY INCENTIVE PLAN
SECTION 1.
DEFINITIONS
As used herein, the following terms shall have the meanings indicated below:
(a)	“Administrator” shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board of Directors, as the case may be.
(b)	“Affiliate(s)” shall mean a Parent or Subsidiary of the Company.
(c)
“Agreement” shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award. Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.

(d)	“Annual Award Limit” or “Annual Award Limits” shall have the meaning set forth in Section 6(c) of the Plan.
(e)	“Award” shall mean any grant pursuant to the Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Award or Stock Appreciation Right.
(f)
“Change of Control” shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to “Own,” to have ‘‘Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares Voting Power, which includes the power to vote or to direct the voting, with respect to such securities.

(i)
Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined Voting Power of the Company's then outstanding securities other than by virtue of a merger, consolidation, exchange, reorganization or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the “Subject Person”) exceeds the designated percentage threshold of the Voting Power as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

(ii)
There is consummated a merger, consolidation, exchange, reorganization or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, exchange, reorganization or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding Voting Power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding Voting Power of the parent of the surviving entity in such merger, consolidation, exchange, reorganization or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;

(iii)
There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale,

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lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined Voting Power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(f)(iii), “gross value” means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or
(iv)
Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.

For the avoidance of doubt, the term “Change of Control” shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.
(g)	“Close of Business” of a specified day shall mean 5:00 p.m., Eastern Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.
(h)
“Committee” shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a “non-employee director.” Solely for purposes of this Section 1(h), “non-employee director” shall have the same meaning as set forth in Rule 16b-3. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an “outside director” within the meaning of Code Section 162(m) and the regulations issued thereunder.

(i)	“Common Stock” shall mean the common stock of the Company (subject to adjustment as provided in Section 15 of the Plan).
(j)	The “Company” shall mean iSun, Inc., a Delaware corporation.
(k)
“Consultant” shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. For purposes of the Plan, “Consultant” shall also include a director of an Affiliate who is compensated for services as a director.

(l)
“Covered Employee” shall mean any key salaried Employee who is or may become a “Covered Employee,” as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Administrator within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a “Covered Employee” under the Plan for such applicable Performance Period.

(m)	“Director” shall mean a member of the Board of Directors of the Company.
(n)	“Effective Date” shall mean the date the Board of Directors of the Company approves the amendment and restatement of the Plan.
(o)
“Employee” shall mean a common law employee of the Company or any Affiliate, including “officers” as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

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(p)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.
(q)
“Fair Market Value” of specified stock as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by Bloomberg or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing “bid” and “asked” prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted “bid” and “asked” prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

(r)	“Full Value Award” shall mean an Award that is settled by the issuance of shares of Common Stock, other than in the form of an Option or Stock Appreciation Right.
(s)	“Incentive Stock Option” shall mean an Option granted pursuant to Section 9 of the Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.
(t)
“Insider” shall mean an individual who is, on the relevant date, an officer or Director of the Company, or an individual who beneficially owns more than ten percent (10%) of any class of equity securities of the Company that is registered under Section 12 of the Exchange Act, as determined by the Board of Directors in accordance with Section 16 of the Exchange Act.

(u)
The “Internal Revenue Code” or “Code” shall mean the Internal Revenue Code of 1986, as amended from time to time. References to sections of the Code are intended to include applicable treasury regulations and successor statutes and regulations.

(v)	“Option” shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.
(w)	“Nonqualified Stock Option” shall mean an Option granted pursuant to Section 10 of the Plan or an Option (or portion thereof) that does not qualify as an Incentive Stock Option.
(x)	“Parent” shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.
(y)
“Participant” shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Award or Stock Appreciation Right has been granted. (z) “Performance Award” shall mean any Performance Shares or Performance Units Award granted pursuant to Section 13 of the Plan.

(aa)
“Performance-Based Compensation” shall mean compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

(bb)
“Performance Objective(s)” shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan, including Performance Awards to Covered Employees that are intended to qualify as Performance-Based Compensation. For any Awards that are intended to qualify as “performance-based compensation” under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of the following criteria: (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation and/or amortization, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment),

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(xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the Common Stock, (xviii) debt to equity ratio or debt levels, and (xix) market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.
(cc)
“Performance Period” shall mean the period, established at the time any Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Award are to be measured.

(dd)
“Performance Share” shall mean any grant pursuant to Section 13 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(ee)
“Performance Unit” shall mean any grant pursuant to Section 13 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(ff)	“Plan” means iSun, Inc. 2020 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.
(gg)	“Restricted Stock Award” shall mean any grant of restricted shares of Common Stock pursuant to Section 11 of the Plan.
(hh)	“Restricted Stock Unit” shall mean any grant of any restricted stock units pursuant to Section 12 of the Plan.
(ii)	“Rule 16b-3” shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.
(jj)	“Stock Appreciation Right” shall mean a grant pursuant to Section 14 of the Plan.
(kk)	A “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.
(ll)	“Voting Power” shall mean any and all classes of securities issued by the applicable entity which are entitled to vote in the election of directors of the applicable entity.
SECTION 2.
PURPOSE
The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors, and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Performance Awards and Stock Appreciation Rights.
SECTION 3.
EFFECTIVE DATE AND DURATION OF PLAN
The Plan shall be effective on the Effective Date; provided, however, that adoption of the Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. However, Awards may be granted prior to the date the Plan is approved by the shareholders of the Company; provided that any Incentive Stock Options granted after the Effective Date shall be treated as Nonqualified Stock Options if shareholder approval is not obtained within such twelve-month period. The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan, or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.
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SECTION 4.
ADMINISTRATION
(a)
Administration by the Board of Directors or Committee(s). The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the “Board”); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees. The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in the Plan as the “Administrator.“

(b)
Delegation by Administrator. The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more officers of the Company and/or its Affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the Plan. The Administrator may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Administrator: (i) designate Employees to be recipients of Awards and (ii) determine the size of any such Awards; provided, however, (x) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (y) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (z) the officer(s) shall report periodically to the Administrator regarding the nature and scope of the Awards granted pursuant to the authority delegated.

(c)
Powers of Administrator. Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any Award (to the extent the amended terms would be permitted by the Plan and provided that no such revision or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the Plan (including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and the Plan). The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

(d)
Limitation on Liability; Actions of Committees. No member of the Board or a Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, or the Administrator delegates any of its duties to another Committee or sub-Committee, any action of such Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS
The Administrator may grant Awards under the Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options. In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and any Performance Objectives applicable to Awards. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan. The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the shareholders.
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SECTION 6.
STOCK
(a)
Number of Shares Reserved. The stock to be awarded or optioned under the Plan (the “Share Authorization”) shall consist of authorized but unissued or reacquired shares of Common Stock. Subject to Section 15 of the Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is 3,000,000 shares of Common Stock; provided, however, that all shares of Common Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through Incentive Stock Options.

(b)
Share Usage. The following shares of Common Stock shall not reduce the Share Authorization and shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) all or any portion of any outstanding Restricted Stock Award or Restricted Stock Unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such Award, and (ii) shares of Common Stock covered by an Award to the extent the Award is settled in cash; provided, however, that the full number of shares of Common Stock subject to a Stock Appreciation Right shall reduce the Share Authorization, whether such Stock Appreciation Right is settled in cash or shares of Common Stock. Any shares of Common Stock withheld to satisfy tax withholding obligations on an Award, shares of Common Stock withheld to pay the exercise price of an Option, and shares of Common Stock subject to a broker-assisted cashless exercise of an Option shall reduce the Share Authorization.

(c)
Annual Award Limits. Unless and until the Administrator determines that an Award to a Covered Employee shall not be Performance-Based Compensation, the following limits (each, an “Annual Award Limit,” and collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(i)
Options and Stock Appreciation Rights. The maximum number of shares of Common Stock subject to Options granted and shares of Common Stock subject to Stock Appreciation Rights granted in any one calendar year to any one Participant shall be, in the aggregate, 200,000 shares, subject to adjustment as provided in Section 15.

(ii)
Restricted Stock Awards and Restricted Stock Units. The maximum grant with respect Restricted Stock Awards and Restricted Stock Units in any one calendar year to any one Participant shall be, in the aggregate, 100,000 shares, subject to adjustment as provided in Section 15.

SECTION 7.
PERFORMANCE OBJECTIVES
(a)
Performance Objectives. Any Performance Objective may be used to measure the performance of the Company and/or Affiliate, as a whole or with respect to any business unit, or any combination thereof as the Administrator may deem appropriate, or any of the specified Performance Objectives as compared to the performance of a group of competitor companies, or published or special index that the Administrator, in its sole discretion, deems appropriate. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Objectives; provided, however, that such authority shall be subject to Code Section 162(m) with respect to Awards intended to qualify as Performance-Based Compensation.

(b)
Evaluation of Performance Objectives. The Administrator may provide in any Award based on Performance Objectives that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in Management's Discussion and Analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (vi) acquisitions or divestitures, and (vii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

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(c)
Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Administrator shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Administrator determines.

(d)
Administrator Discretion. In the event that applicable tax and/or securities laws change to permit Administrator discretion to alter the governing Performance Objectives without obtaining shareholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Administrator determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Administrator may make such grants without satisfying the requirements of Code Section 162(m) and, in such case, may apply performance objectives other than those set forth in this Section 7.

SECTION 8.
PAYMENT OF OPTION EXERCISE PRICE
Upon the exercise of an Option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof. In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.
The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. “Previously acquired shares of Common Stock” means shares of Common Stock which the Participant owns on the date of exercise (or for the period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).
With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.
SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS
Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:
(a)
Number of Shares and Exercise Price. The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

(b)
Exercisability and Term. The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. “vests”), and, if applicable in the Administrator's discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof). Notwithstanding

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anything in the Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.
(c)
No Rights as Shareholder. A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)
Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an Incentive Stock Option or a “disqualifying disposition” of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b), to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)
Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other “incentive stock option” plans of the Company or any Affiliate shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 9(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other “incentive stock option” plans of the Company or any Affiliate in chronological order according to the dates of grant.

(f)
Other Provisions. The Incentive Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an “incentive stock option” as defined in Code Section 422 or to conform to any change therein.

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SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS
Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:
(a)
Number of Shares and Exercise Price. The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. The exercise price per share shall be equal to one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date of grant of the Nonqualified Stock Option, or such higher price as the Administrator determines.

(b)
Exercisability and Term. The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. “vests”) and, if applicable in the Administrator's discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Nonqualified Stock Option shall be exercisable during a term of more than ten (10) years after the date on which it is granted. The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)
No Rights as Shareholder. A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a “book entry”). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)
Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a Nonqualified Stock Option, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)	Other Provisions. The Nonqualified Stock Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.
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SECTION 11.
RESTRICTED STOCK AWARDS
Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, which shall comply with and be subject to the following terms and conditions:
(a)	Number of Shares. The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.
(b)
Risks of Forfeiture. The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Common Stock covered by the Restricted Stock Award and the manner in which such risks of forfeiture shall lapse, including, if applicable in the Administrator's discretion, a description of the Performance Objectives and Performance Period upon which the lapse of risks of forfeiture is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in lapse of risks of forfeiture. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

(c)
Issuance of Shares; Rights as Shareholder. Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited. Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(d)
Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Award, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)	Other Provisions. The Restricted Stock Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.
SECTION 12.
RESTRICTED STOCK UNITS
Each Restricted Stock Unit shall be evidenced by a Restricted Stock Unit Agreement, which shall comply with and be subject to the following terms and conditions:
(a)	Number of Shares. The Restricted Stock Unit Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit.
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(b)
Vesting. The Restricted Stock Unit Agreement shall set forth the vesting conditions, if any, which shall apply to the Restricted Stock Unit and the manner in which such vesting may occur, including, if applicable in the Administrator's discretion, a description of the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Restricted Stock Unit. The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit.

(c)
Issuance of Shares; Rights as Shareholder. The Participant shall be entitled to payment of the Restricted Stock Unit as the units subject to such Award vest. The Administrator may, in its sole discretion, pay Restricted Stock Units in shares of Common Stock, cash in an amount equal to the Fair Market Value, on the date of payment, of the number of shares of Common Stock underlying the Award that have vested on the applicable payment date, or any combination thereof, as specified in the Restricted Stock Unit Agreement. If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). Until the units subject to the Restricted Stock Unit have vested, the Participant shall not be entitled to vote any shares of Common Stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

(d)
Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Unit, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the payment of such Restricted Stock Unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)	Other Provisions. The Restricted Stock Unit Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.
SECTION 13.
PERFORMANCE AWARDS
Each Performance Award granted pursuant to this Section 13 shall be evidenced by a written performance award agreement (the “Performance Award Agreement”). The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:
(a)
Awards. Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period. Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

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(b)	Performance Objectives, Performance Period and Payment. The Performance Award Agreement shall set forth:
(i)	the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;
(ii)	one or more Performance Objectives established by the Administrator;
(iii)	the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;
(iv)	the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and
(v)
the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares or Performance Units may be deferred.

(c)
Withholding Taxes. The Company or its Affiliates shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Performance Award. In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Performance Award. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law. Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act, if applicable.

(d)
Nontransferability. No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

(e)
No Rights as Shareholder. A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Award until the date of the issuance of a stock certificate evidencing such shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

(f)	Other Provisions. The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.
SECTION 14.
STOCK APPRECIATION RIGHTS
Each Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Agreement, which shall comply with and be subject to the following terms and conditions:
(a)
Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price. The number of shares and the exercise price of the Stock Appreciation Right shall be determined by the Administrator on the date of grant. The specified exercise price shall be equal to 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right, or such

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higher price as the Administrator determines. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.
(b)
Exercisability and Term. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable (i.e., “vests”) and, if applicable in the Administrator's discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Stock Appreciation Right. The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Stock Appreciation Right shall be exercisable during a term of more than ten (10) years after the date on which it is granted.

The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.
(c)
Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(d)
No Rights as Shareholder. A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made.

(e)
Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 14 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3.

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SECTION 15.
RECAPITALIZATION, EXCHANGE,
LIQUIDATION, OR CHANGE OF CONTROL
(a)
In General. In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the value determinations applicable to outstanding Awards and the Plan in order to reflect such change, including adjustment of the class and number of shares of stock reserved under Section 6 of the Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award and the Annual Award Limits. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

(b)
Liquidation. Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

(i)
the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards, or Restricted Stock Units, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

(ii)
the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

(c)	Change of Control. Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:
(i)
the acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights (or portions thereof), the vesting and payment of any Performance Awards (or portions thereof), or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Units (or portion thereof);

(ii)
the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights (or portion thereof) not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effective date of such Change of Control), the cancellation of any Performance Award (or portion thereof) and the cancellation of any Restricted Stock Awards or Restricted Stock Units (or portion thereof) for which the risks of forfeiture have not lapsed;

(iii)
that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or

(iv)
that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options or Stock Appreciation Rights, or (2) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

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The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants. In addition, the Administrator may restrict the rights of or the applicability of this Section 15 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.
SECTION 16.
NONTRANSFERABILITY
(a)
In General. Except as expressly provided in the Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution. If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

(b)
Nonqualified Stock Options. Notwithstanding anything in this Section 16 to the contrary, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Options to any member of the Participant's “immediate family” as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's “immediate family” or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

(c)
Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant's death before receipt of any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

SECTION 17.
INVESTMENT PURPOSE AND SECURITIES COMPLIANCE
No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.
As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:
(a)
In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

(b)
In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

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(c)
In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an “affiliate” (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 17.
The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained. A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.
SECTION 18.
AMENDMENT OF THE PLAN
The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, except as provided in Section 15 of the Plan or to the extent required by applicable law or regulation, the Board may not, without shareholder approval, revise or amend the Plan to (i) materially increase the number of shares subject to the Plan, (ii) change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace Options or Stock Appreciation Rights that have an exercise price in excess of the Fair Market Value of the Common Stock with other awards, or amend the terms of outstanding Options or Stock Appreciation Rights to reduce their exercise price, (v) materially increase the benefits accruing to Participants under the Plan, or (vi) make any modification that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.
To the extent applicable, the Plan and all Agreements shall be interpreted to be exempt from or comply with the requirements of Code Section 409A and, if applicable, to comply with Code Section 422, in each case including the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.
SECTION 19.
RIGHTS AND OBLIGATIONS ASSOCIATED WITH AWARDS
(a)	No Obligation to Exercise. The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right.
(b)
No Employment or Other Service Rights. The granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

(c)
Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any particular assets of the Company or any of its Affiliates by reason of the right to receive a benefit under the terms of the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive shares of Common Stock or payments from the Company or any of its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or an Affiliate, as the case may be. All payments to be made hereunder shall be paid from the general funds of the Company or an Affiliate, as the case may be. In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the shares

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of Common Stock or make payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.
SECTION 20.
MISCELLANEOUS
(a)
Issuance of Shares. The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b)	Choice of Law. The law of the state of Delaware shall govern all questions concerning the construction, validity, and interpretation of the Plan, without regard to that state's conflict of laws rules.
(c)
Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d)
No Duty to Notify. The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.

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VOTE BY INTERNET
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Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

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You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D62264-S34783

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

iSUN, INC.

NOTE: iSun, Inc. will transact no other business at the iSun Virtual Special Meeting, except such business as may properly be brought before the iSun Virtual Special Meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com.

D62265-S34783

THIS PROXY IS SOLICITED ON BEHALF OF
THE BOARD OF DIRECTORS OF
iSUN, INC.
2021 VIRTUAL SPECIAL MEETING OF STOCKHOLDERS
DECEMBER 17, 2021 2:00 P.M. EASTERN TIME

The undersigned stockholder(s) hereby appoint(s) Jeffrey Peck and John Sullivan, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this Proxy Card, all of the shares of voting stock of iSUN, INC. that the stockholder(s) is/are entitled to vote at the 2021 iSun Virtual Special Meeting to be held exclusively online via live audio-only webcast on December 17, 2021 at 2:00 p.m., Eastern Time, and any adjournment or postponement thereof.

This Proxy, when properly executed, will be voted in the manner directed herein. If the Proxy is signed but no such direction is made, this Proxy will be voted as recommended by the iSun Board of Directors. If any other business is presented at the 2021 iSun Virtual Special Meeting, this Proxy will be voted by the above named proxies at the direction of the iSun Board of Directors. This Proxy revokes any prior Proxy given by the undersigned.

Continued and to be signed on reverse side